                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the quarterly report on Form 10-Q of Biopure Corporation for the period ended April 30, 2005, I, Francis H. Murphy, Chief Financial Officer, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Form 10-Q for the period ended April 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Form 10-Q for the period ended April 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Biopure Corporation.

/s/ Francis H. Murphy
---------------------
Francis H. Murphy
Chief Financial Officer

June 9, 2005